UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Seccurities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2006

Southwest Airlines Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
_____________________	_____________	______________
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611, Dallas, Texas	75235-1611
_________________________________	___________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 792-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2006, Southwest Airlines Co. (the "Company") completed the public offering of $300,000,000 aggregate principal amount of the Company's 5 3/4% Notes due 2016 (the "Notes"). The Notes were issued under the Indenture, dated as of September 17, 2004 (the "Indenture") between the Company and Wells Fargo Bank, N.A., as trustee. A form of the Indenture was filed with the Securities and Exchange Commission (the "Commission") as Exhibit 4.1 to the Company's shelf registration statement (the "Registration Statement") on Form S-3 (Registration No. 333-100861), filed with the Commission on October 30, 2002. The form of the Notes issued pursuant to the Indenture is filed herewith as Exhibit 4.1, and the terms and conditions thereof are incorporated by reference herein.

Each of the Indenture and the form of the Notes is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

The material terms of the Notes are described in the prospectus supplement, dated December 11, 2006, as filed by the Company with the Commission on December 12, 2006 pursuant to Rule 424(b)(5) under the Securities Act of 1933, which relates to the offer and sale of the Notes and supplements the prospectus dated November 7, 2002. The Notes have been issued pursuant to the Registration Statement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1 Form of Global Security representing all 5 ¾% Notes due 2016.

5.1 Opinion of Vinson & Elkins L.L.P. as to the validity of the Notes.

5.2 Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

December 14, 2006	By	/s/ Deborah Ackerman

Deborah Ackerman
Vice President-General Counsel

Exhibit Index

Exhibit No.	Description

4.1	Form of 5 ¾% Notes Due 2016 of the Company
5.1	Opinion of Vinson & Elkins L.L.P. as to the validity of the Notes.
5.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)